Exhibit 99.1

DATE: July 15, 2013

FOR IMMEDIATE RELEASE

Eastern Insurance Holdings, Inc. Announces Affirmation

of A (Excellent) A.M. Best Financial Strength Rating for Eastern Alliance Insurance Group

Lancaster, PA. Eastern Insurance Holdings, Inc. (“EIHI”) (NASDAQ: EIHI) today announced that A.M. Best Company has affirmed its A (Excellent) financial strength rating and stable outlook for subsidiary Eastern Alliance Insurance Group (“EAIG”), a domestic casualty insurance group specializing in workers’ compensation.

“A.M. Best’s affirmation of the A (Excellent) rating is indicative of our excellent operational performance, thoughtful geographic expansion plans and strong financial results,” said Michael Boguski, President and Chief Executive Officer of EIHI. “This affirmation validates the continued successful execution of our strategic business plan, the foundations of which are based on disciplined underwriting, strong agency relationships and the delivery of quality claim and risk management services to policyholders by our valued employees. I was particularly pleased with A.M. Best’s recognition of our outperformance of the workers’ compensation industry as a whole.”

In its news release affirming the A (Excellent) rating, A.M. Best recognized EAIG’s “strong operating results, loyal agency base, excellent capitalization, prudent reserving practices and the financial flexibility afforded by EIHI.” The rating organization stated that EAIG’s five-year average combined ratio “outperforms the workers’ compensation composite by a significant margin,” and highlights EAIG’s “strong underwriting performance and its ability to close claims more quickly and at a lower average cost than the typical workers’ compensation writer.”

EAIG consists of Eastern Alliance Insurance Company, Allied Eastern Indemnity Company, Eastern Advantage Assurance Company and Employers Security Insurance Company, which operate under an intercompany pooling agreement. EAIG also consists of Employers Alliance, Inc. which provides third party administration services to EAIG and Eastern Re Ltd., SPC., an indirect wholly-owned subsidiary of EIHI. Founded in 1997, EAIG is a specialty underwriter of workers’ compensation products and services for businesses and organizations in the Mid-Atlantic, Southeast, Midwest and Gulf South regions of the United States. EAIG is a member of the publicly-held Eastern Insurance Holdings, Inc. family of companies, with offices in Lancaster and Wexford, Pennsylvania, Charlotte, North Carolina, Carmel, Indiana, Nashville, Tennessee, Richmond, Virginia, and Madison, Mississippi. EAIG’s Web address is www.eains.com.

EIHI operates through its subsidiaries a domestic casualty insurance group specializing in workers’ compensation products and services and a segregated portfolio cell reinsurance business. EIHI’s Web address is www.eihi.com.

FORWARD LOOKING STATEMENTS

Some of the statements contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “project,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms or other terminology. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements, therefore no assurance can be given that management’s expectations, beliefs or projections will occur or be achieved or accomplished. Factors that could affect the Company’s actual results include, among others, the fact that our loss reserves are based on estimates and may be inadequate to cover our actual losses; the uncertain effects of emerging claim and coverage issues on our business; the geographic concentration of our business; an inability to obtain or collect on our reinsurance protection; a downgrade in the A.M. Best rating of our insurance subsidiaries; the impact of extensive regulation of the insurance industry and legislative and regulatory changes, a failure to realize our investment objectives; the effects of intense competition; the loss of one or more principal employees; the inability to acquire additional capital on favorable terms; a failure of independent insurance brokers to adequately market our products; and the effects of acts of terrorism or war. More information about these and other factors that potentially could affect our financial results is included in our Form S-1 Registration Statement, filed with the U.S. Securities and Exchange Commission and in our other public filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements. This press release also does not constitute an offer to sell, or a solicitation of an offer to buy, EIHI securities. Such an offer will be made only by means of a prospectus.

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SOURCE:	Eastern Insurance Holdings, Inc.
CONTACT:	Kevin Shook, Executive Vice President, Treasurer and Chief Financial Officer 717.735.1660, kshook@eains.com